                                                                     EXHIBIT 24


                               POWER OF ATTORNEY


        The person whose signature appears below hereby appoints Daniel M. Sandberg and Patrick B. Carey, and each of them, as his true and lawful agent and attorney-in fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by Hayes Wheels International, Inc. (the "Company") with the United States Securities and Exchange Commission (the "SEC"), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), respecting transactions involving the equity securities of the Company, including without limitation reports on Forms 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company's equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned's responsibilities to comply with Section 16 of the 1934 Act.




                                              /s/ Cleveland A. Christophe
                                            -----------------------------------

Dated: April 23, 1997
                                            Print Name: Cleveland A. Christophe
                                                       -------------------------

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Daniel M. Sandberg and Patrick B. Carey, and each of them, as his true and lawful agent and attorney-in fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by Hayes Wheels International, Inc. (the "Company") with the United States Securities and Exchange Commission (the "SEC"), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), respecting transactions involving the equity securities of the Company, including without limitation reports on Forms 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company's equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned's responsibilities to comply with Section 16 of the 1934 Act.



                                                   /s/ John S. Rodewig
                                        -----------------------------------
Dated:  April 23, 1997
                                        Print Name:   JOHN S. RODEWIG
                                                    -----------------------

                                                                     EXHIBIT 24



                               POWER OF ATTORNEY


     The person whose signature appears below hereby appoints Daniel M. Sandberg and Patrick B. Carey, and each of them, as his true and lawful agent and attorney-in fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by Hayes Wheels International, Inc. (the "Company") with the United States Securities and Exchange Commission (the "SEC"), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended ( the "1934 Act"), respecting transactions involving the equity securities of the Company, including without limitation reports on Forms 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company's equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned's responsibilities to comply with Section 16 of the 1934 Act.

                                             /s/ Paul S. Levy
                                             -------------------------------
Dated: April 23, 1997

                                             Print Name:  Paul S. Levy
                                                          ------------------

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY


        The person whose signature appears below hereby appoints Daniel M. Sandberg and Patrick B. Carey, and each of them, as his true and lawful agent and attorney-in fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by Hayes Wheels International, Inc. (the "Company") with the United States Securities and Exchange Commission (the "SEC"), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), respecting transactions involving the equity securities of the Company, including without limitation reports on Forms 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company's equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned's responsibilities to comply with Section 16 of the 1934 Act.



                                                     /s/    Peter Joseph
                                                -------------------------------
Dated:  April 23, 1997
                                                Print Name:   Peter Joseph
                                                           --------------------

                                                                     EXHIBIT 24



                               POWER OF ATTORNEY


        The person whose signature appears below hereby appoints Daniel M. Sandberg and Patrick B. Carey, and each of them, as his true and lawful agent and attorney-in fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by Hayes Wheels International, Inc. (the "Company") with the United States Securities and Exchange Commission (the "SEC"), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), respecting transactions involving the equity securities of the Company, including without limitation reports on Forms 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company's equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned's responsibilities to comply with Section 16 of the 1934 Act.



                                                     /s/     Timothy J. Clark
                                                -------------------------------
Dated:  April 23, 1997
                                                Print Name:   Timothy J. Clark
                                                           --------------------

                                                                      EXHIBIT 24

                              POWER OF ATTORNEY


        The person whose signature appears below hereby appoints Daniel M. Sandberg and Patrick B. Carey, and each of them, as his true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by Hayes Wheels International, Inc. (the "Company") with the United States Securities and Exchange Commission (the "SEC"), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), respecting transactions involving the equity securities of the Company, including without limitation reports on Forms 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company's equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned's responsibilities to comply with Section 16 of the 1934 Act.



                                                /s/ Andrew R. Heyer
                                                ------------------------------

Dated: April 23, 1997
                                                Print Name: Andrew R. Heyer
                                                           -------------------